Second Quarter 2014 Earnings Webcast & Conference Call July 31, 2014 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations 2

Safe Harbor This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward- looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the “Risk Factors” section and throughout the Annual Report on Form 10-K for the year ended December 31, 2013. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: deterioration in consumers' and clients' confidence in our business, or in money transfer and payment service providers generally; changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic and trade downturns or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including those related to interruptions in migration patterns; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole; failure to compete effectively in the money transfer and payment service industry with respect to global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including telecommunications providers, card associations, card-based payment providers, electronic and Internet providers, and digital currencies; the pricing of our services and any pricing reductions, and their impact on consumer demand for our services and our financial results; our ability to adopt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new services and enhancements, and gain market acceptance of such services; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; interruptions of United States government relations with countries in which we have or are implementing significant business relationships with agents or clients; mergers, acquisitions and integration of acquired businesses and technologies into our Company, including Travelex Global Business Payments, and the failure to realize anticipated financial benefits from these acquisitions, and events requiring us to write down our goodwill; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems; decisions to change our business mix; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; increased costs or loss of business due to difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover, our investments or amounts payable to us; adverse rating actions by credit rating agencies; our ability to realize the anticipated benefits from productivity and cost-savings and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; changes in tax laws and unfavorable resolution of tax contingencies; cessation of or defects in various services provided to us by third-party vendors; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; and changes in industry standards affecting our business; (ii) events related to our regulatory and litigation environment, such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to detect and prevent money laundering, terrorist financing, fraud and other illicit activity, and increased costs or loss of business associated with compliance with those laws and regulations; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards affecting us, our agents, or their subagents, including related to anti-money laundering regulations, anti- fraud measures, customer due diligence, or agent and subagent due diligence, registration, and monitoring requirements; liabilities or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with compliance with or failure to comply with the settlement agreement with the State of Arizona, as amended; the impact on our business from the Dodd-Frank Wall Street Reform and Consumer Protection Act, the rules promulgated there-under, and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other government authorities; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, governmental or judicial interpretations thereof and industry practices and standards, including the impact of the Foreign Account Tax Compliance provisions of the Hiring Incentives to Restore Employment Act; liabilities resulting from litigation, including class-action lawsuits and similar matters, including costs, expenses, settlements and judgments; failure to comply with regulations regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; and changes in accounting standards, rules and interpretations; and (iii) other events, such as: adverse tax consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks. 3

Hikmet Ersek President & Chief Executive Officer 4

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. First half results in line with expectations  Consumer money transfer returned to revenue growth driven by strategic pricing actions and digital expansion  20% operating margin in first half  Over $450 million of dividends and share repurchases YTD Overview Narrowed full year operating margin and EPS outlooks to high end of the previous ranges 5

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Raj Agrawal Executive Vice President & Chief Financial Officer 6

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. $1,016 $1,029 $338 $344 $32 $33 Q2 2013 Q2 2014 Transaction Fee Foreign Exchange Other ($ in millions) $1,406 $1,386 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.  Consolidated revenue increased 1% on a reported basis, and 3% constant currency*  Transaction fee revenue increased 1%  Foreign exchange revenue increased 2% Revenue Q2 7

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved.  81% of Company revenue  Reported revenue increased 2%, or 3% constant currency*  Total transactions increased 6%  Cross-border principal increased 7%, or 6% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Consumer-to-Consumer Q2 8

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2C Transaction and Revenue Analysis 9 Q2 2014

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Regions Revenue Growth/ Decline Currency Impact** Transaction Growth % of Total Revenue Europe and CIS 3% 1% 11% 22% North America 1% 0% 3% 19% Middle East and Africa 6% 0% 6% 16% Asia Pacific 1% -1% 3% 12% LACA -13% -6% 0% 8% westernunion.com 31% 1% 46% 4% Q2 2014 **Note: Currency impact included in revenue growth. Consumer-to-Consumer 10

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved.  Consumer-to-Business  10% of Company revenue  Revenue declined 5%, or increased 8% constant currency*  Business Solutions  7% of Company revenue  Revenue flat on a reported and constant currency basis* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2B and B2B Q2 11

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. 20.0% 19.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2013 Q2 2014 Operating Margin Q2  Operating margin • Higher average C2C retail commission rates, higher funding costs in C2B, and negative impact from currency • Benefits from cost savings initiatives and lower integration expenses 12 Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved.  Operating margin decrease • Primarily due to higher average retail commission rates and negative impact from currency, partially offset by benefits from cost savings initiatives 23.2% 22.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2013 Q2 2014 C2C Operating Margin Q2 13

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved.  Operating margin decrease • Primarily due to higher funding costs related to increased interchange expense 20.5% 16.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 2013 Q2 2014 C2B Operating Margin Q2 14

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved.  Operating Loss  Operating loss of $3 million compared to an operating loss of $7 million in the prior year period  Both current and prior year included depreciation and amortization of approximately $15 million  The reduction in operating loss was driven primarily by lower Travelex integration expense Business Solutions Operating Loss Q2 15

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. YTD 2014 Cash Flow from Operations $450 million Capital Expenditures $96 million Stock Repurchases $323 million Dividends Paid $134 million Cash Balance, June 30, 2014 $1.6 billion Debt Outstanding, June 30, 2014 $3.8 billion Financial Strength 16

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved.  Revenue – Low to mid-single digit constant currency revenue increase – Flat to low single digit GAAP revenue growth, which reflects expected negative currency impact from certain emerging market countries  Margins – GAAP operating margin in a range of approximately 19.5% to 20% (previous range was 19% to 20%)  Earnings per Share – GAAP EPS in a range of $1.45 to $1.50 (previous range was $1.40 to $1.50)  Cash Flow – Cash flow from operating activities of approximately $1 billion. The company no longer expects to pay in 2014 the $100 million of anticipated final tax payments relating to the agreement announced with the U.S. Internal Revenue Service in December 2011 2014 Outlook 17

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Questions & Answers 18

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Second Quarter 2014 Earnings Webcast & Conference Call July 31, 2014 Appendix 19

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted; EBITDA margin; Consumer-to-Consumer segment revenue change constant currency adjusted; Consumer-to-Consumer segment principal per transaction change constant currency adjusted; Consumer-to-Consumer segment cross-border principal change constant currency adjusted; Consumer-to-Business segment revenue change constant currency adjusted; and Business Solutions segment revenue change constant currency adjusted. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year reported amounts. Amounts included below are in millions, unless indicated otherwise. Non-GAAP Measures 20

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 21 2Q13 3Q13 4Q13 FY2013 1Q14 2Q14 YTD 2Q14 Consolidated Metrics Revenues, as reported (GAAP) 1,385.9$ 1,408.8$ 1,421.9$ 5,542.0$ 1,350.8$ 1,405.6$ 2,756.4$ Foreign currency translation impact (a) 14.9 19.2 23.9 70.3 32.5 26.3 58.8 Revenues, constant currency adjusted 1,400.8$ 1,428.0$ 1,445.8$ 5,612.3$ 1,383.3$ 1,431.9$ 2,815.2$ Prior year revenues, as reported (GAAP) 1,425.1$ 1,421.6$ 1,424.7$ 5,664.8$ 1,325.4$ 1,385.9$ 2,711.3$ Revenue change, as reported (GAAP) (3)% (1)% 0% (2)% 2% 1% 2 % Revenue change, constant currency adjusted (2)% 0% 1% (1)% 4% 3% 4 % Operating income, as reported (GAAP) 276.8$ 295.3$ 238.4$ 1,107.4$ 272.0$ 278.3$ 550.3$ Reversal of depreciation and amortization (b) 66.4 68.6 64.9 262.8 67.2 68.4 135.6 EBITDA (b) 343.2$ 363.9$ 303.3$ 1,370.2$ 339.2$ 346.7$ 685.9$ Operating income margin, as reported (GAAP) 20.0% 21.0% 16.8% 20.0% 20.1% 19.8% 20.0 % EBITDA margin 24.8% 25.8% 21.3% 24.7% 25.1% 24.7% 24.9 % Consumer-to-Consumer Segment Revenues, as reported (GAAP) 1,108.8$ 1,128.1$ 1,146.5$ 4,433.6$ 1,077.5$ 1,132.1$ 2,209.6$ Foreign currency translation impact (a) 6.1 7.2 10.2 29.6 12.5 7.5 20.0 Revenues, constant currency adjusted 1,114.9$ 1,135.3$ 1,156.7$ 4,463.2$ 1,090.0$ 1,139.6$ 2,229.6$ Prior year revenues, as reported (GAAP) 1,155.0$ 1,151.5$ 1,153.2$ 4,584.3$ 1,050.2$ 1,108.8$ 2,159.0$ Revenue change, as reported (GAAP) (4)% (2)% (1)% (3)% 3% 2% 2 % Revenue change, constant currency adjusted (3)% (1)% 0% (3)% 4% 3% 3 % Principal per transaction, as reported ($ - dollars) 340$ 339$ 335$ 338$ 338$ 341$ 339$ Foreign currency translation impact (a) ($ - dollars) 1 - - 1 2 (2) 1 Principal per transaction, constant currency adjusted ($ - dollars) 341$ 339$ 335$ 339$ 340$ 339$ 340$ Prior year principal per transaction, as reported ($ - dollars) 344$ 342$ 341$ 343$ 341$ 340$ 340$ Principal per transaction change, as reported (1)% (1)% (2)% (1)% (1)% 0% 0 % Principal per transaction change, constant currency adjusted (1)% (1)% (2)% (1)% 0% 0% 0 % Cross-border principal, as reported ($ - billions) 18.5$ 19.0$ 19.5$ 73.9$ 18.3$ 19.7$ 38.0$ Foreign currency translation impact (a) ($ - billions) - - - 0.1 0.1 (0.1) - Cross-border principal, constant currency adjusted ($ - billions) 18.5$ 19.0$ 19.5$ 74.0$ 18.4$ 19.6$ 38.0$ Prior year cross-border principal, as reported ($ - billions) 18.2$ 17.6$ 18.0$ 71.3$ 16.9$ 18.5$ 35.4$ Cross-border principal change, as reported 2% 8% 8% 4% 8% 7% 7 % Cross-border principal change, constant currency adjusted 2% 8% 8% 4% 9% 6% 7%

Western Union | ©2014 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 22 2Q13 3Q13 4Q13 FY2013 1Q14 2Q14 YTD 2Q14 Consumer-to-Business Segment Revenues, as reported (GAAP) 153.0$ 152.3$ 149.5$ 608.5$ 147.2$ 145.9$ 293.1$ Foreign currency translation impact (a) 7.2 8.3 10.2 31.6 16.6 18.8 35.4 Revenues, constant currency adjusted 160.2$ 160.6$ 159.7$ 640.1$ 163.8$ 164.7$ 328.5$ Prior year revenues, as reported (GAAP) 149.4$ 147.3$ 152.1$ 603.9$ 153.7$ 153.0$ 306.7$ Revenue change, as reported (GAAP) 2% 3% (2)% 1% (4)% (5)% (4)% Revenue change, constant currency adjusted 7% 9% 5% 6% 7% 8% 7 % Busi ess Solutions Segment Revenues, as reported (GAAP) 98.3$ 101.6$ 100.2$ 392.9$ 99.4$ 98.2$ 197.6$ Foreign currency translation impact (a) 1.2 3.5 3.1 8.0 2.7 (0.3) 2.4 Revenues, constant currency adjusted 99.5$ 105.1$ 103.3$ 400.9$ 102.1$ 97.9$ 200.0$ Prior year revenues, as reported (GAAP) 92.5$ 95.4$ 92.6$ 367.4$ 92.8$ 98.3$ 191.1$ Revenue change, as reported (GAAP) 6% 6% 8% 7% 7% 0% 3 % Revenue change, constant currency adjusted 8% 10% 12% 9% 10% 0% 5 % Non-GAAP related notes: (a) (b) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations b tween forei n currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating income effect of assets acquired in prior periods.